SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549


                           FORM 8-K/A
                        (Amendment No. 1)

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934



 Date of Report (Date of earliest event reported)  June 22, 2004



                           AIR T, INC.
     (Exact Name of Registrant as Specified in its Charter)




      Delaware                         0-11720              52-1206400
(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
   of Incorporation)                                    Identification No.)


                        3524 Airport Road
                      Maiden, North Carolina 28650
            (Address of Principal Executive Offices)
                            (Zip Code)


                           (704) 377-2109
       (Registrant's Telephone Number, Including Area Code)

Explanatory Note

     This Amendment No. 1 to Current Report on Form 8-K/A of Air T, Inc., amends our Current Report on Form 8-K filed on June 24, 2004 (the "Initial Report"). The Initial Report was submitted to report our announcement of our financial results for the fiscal year ended March 31, 2004 by a press release issued on June 22, 2004. In filing the Initial Report, we inadvertently omitted all components of the Initial Report other than the press release. This Amendment No. 1 restates the Initial Report to include all components that had been omitted.

Item 7.   Financial Statements and Exhibits.

       (a)  Financial Statements

               Not applicable

       (b)  Pro Forma Financial Information

               Not applicable

       (c)  Exhibits

               Exhibit 99.1   Press release dated June 22, 2004
                         announcing financial results for the
                         fiscal year ended March 31, 2004

Item 12.  Results of Operations and Financial Condition.

     On June 22, 2004, we issued a press release announcing our financial results for the fiscal year ended March 31, 2004. We are submitting that press release as Exhibit 99.1 to this Amendment No. 1 on Form 8-K/A.

                     *          *          *

      Note:   The information contained herein (including Exhibit
99.1) shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2004

                          AIR T, INC.


                              By:        /s/John J. Gioffre
                                   John J. Gioffre, Secretary




                          Exhibit Index


Exhibit                    Description

Exhibit  Press release dated June 22, 2004 announcing
99.1     financial results for the fiscal year ended
         March 31, 2004